FORM 8 - K

                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934

                  Date of Report (date of earliest event reported):

                                  January 26, 1999

                             CIRCUIT RESEARCH LABS, INC.

               (Exact Name of Registrant as specified in its Charter)

                                       Arizona

                   (State or other jurisdiction of incorporation)

                              0-11353               86-0344671

                              Commission            IRS
                               File                 Employer
                               Number               Identification No.

                               2522 West Geneva Drive
                                Tempe, Arizona  85282

                      (Address of principal executive offices)

                                   (602) 438-0888

                           (Registrant's telephone number)


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            ITEM 5 - OTHER EVENTS

                 Circuit Research Labs, Inc. (CRL) announced today that
            the Company is being offered for sale. The Company hopes to attract a suitor who can provide established worldwide marketing resources for its products. The high cost of marketing CRL's products worldwide has resulted in operating losses for the last 5 out of 6 years.

            Circuit Research Labs, Inc. manufactures and markets high quality electronic audio processing, transmission encoding and noise reduction equipment for the worldwide radio, television and professional audio markets.



                                           CIRCUIT RESEARCH LABS, INC.



            Date:  January 26, 1999

                                           Gary D. Clarkson
                                           President/Chairman of the Board